UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 30, 2020

NeuroOne Medical Technologies Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-54716	27-0863354
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7599 Anagram Dr., Eden Prairie, MN 55344

(Address of principal executive offices and zip code)

952-426-1383

(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Private Placement

On April 30, 2020, NeuroOne Medical Technologies Corporation (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) with certain accredited investors (the “Subscribers”), pursuant to which the Company, in a private placement (the “Private Placement”), agreed to issue and sell to the Subscribers 13% convertible promissory notes (each, a “Note” and collectively, the “Notes”) and warrants (each, a “Warrant” and collectively, the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”).

The initial closing of the Private Placement was consummated on April 30, 2020, and, on that date, the Company issued Notes in an aggregate principal amount of $1,854,800 to the Subscribers. The Company may conduct any number of additional closings so long as the aggregate amount of gross proceeds does not exceed $3,000,000 or a higher amount determined by the Board of Directors.

Notes

The Notes bear interest at a fixed rate of 13% per annum and require the Company to repay the principal and accrued and unpaid interest thereon on the earlier of (i) six months following the final closing of the Private Placement, (ii) six months following July 31, 2020, and (iii) a change of control transaction (the “Maturity Date”). If the Company raises more than $5,000,000 in an equity financing before the Maturity Date (the “Qualified Financing”), without any action on the part of the Subscribers, all of the outstanding principal and accrued and unpaid interest of the Notes (the “Outstanding Balance”) shall convert into that number of shares of the securities issued by the Company in the closing on the date a Qualified Financing occurs equal to: (i) the Outstanding Balance divided by (ii) the lower of 0.6 multiplied by (A) the actual per share price of the securities issued by the Company in the closing on the date a Qualified Financing occurs and (B) the volume weighted average price of the Common Stock for ten (10) Trading Days immediately preceding the Qualified Financing.

If the Company announces a transaction between the Company and any other company (or an affiliate of any such company) that is included in the S&P 500 Health Care Index as published from time to time by S&P Dow Jones Indices LLC that includes an investment or upfront payments resulting in gross proceeds to the Company of at least $2,000,000 upon the execution of such transaction or definitive agreement, and provides for terms of collaboration, manufacturing, distribution, licensing or supply of the Company’s products (a “Strategic Transaction”) before the Maturity Date, without any action on the part of the Subscribers, the Outstanding Balance shall be converted into that number of shares of Common Stock equal to: (i) the Outstanding Balance divided by (ii) an amount equal to 0.6 multiplied by the volume weighted average price of the Common Stock for the ten (10) trading days immediately preceding the first announcement of the Strategic Transaction.

At any time, at the sole election of the Holder, all or a portion of the Outstanding Balance may be converted into that number of shares of Common Stock equal to: (i) the Outstanding Balance elected by the Holder to be converted divided by (ii) an amount equal to 0.6 multiplied by the volume weighted average price of the Common Stock for the ten (10) trading days immediately preceding the date of conversion. If a change of control transaction occurs prior to the conversion of the Notes or the Maturity Date, the Notes would become payable on demand as of the closing date of such transaction. Change of control means a merger or consolidation with another entity in which the Company’s stockholders do not own more than 50% of the outstanding voting power of the surviving entity or the disposition of all or substantially all of the Company’s assets.

Warrants

Each Warrant grants the holder the option to purchase the number of shares of Common Stock equal to (i) 0.5 multiplied by (ii) the principal amount of such Subscriber’s Notes divided by 1.87, with an exercise price per share equal to $1.87. The Warrants are immediately exercisable and expire on April 30, 2023. The exercise price is subject to adjustment in the event of any stock dividends or splits, reverse stock split, recapitalization, reorganization or similar transaction, as described therein.

Subscription Agreement

The Company has granted the Subscribers indemnification rights with respect to its representations, warranties, covenants and agreements under the Subscription Agreement.

The foregoing summary descriptions of the Subscription Agreement, the Notes and the Warrants do not purport to be complete and are qualified in their entirety by reference to the forms of the Note, the Warrant and the Subscription Agreement, which are attached as Exhibits 4.1, 4.2 and 10.1 hereto, respectively, and incorporated herein by reference.

The representations, warranties and covenants contained in the Subscription Agreement, the Notes and the Warrants were made solely for the benefit of the parties to the Subscription Agreement, the Notes and the Warrants and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Subscription Agreement, the Notes and the Warrants are incorporated herein by reference only to provide investors with information regarding the terms of such documents and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic reports and other filings with the Securities and Exchange Commission.

In connection with the Private Placement, Paulson Investment Company, LLC (the “Broker”) will receive a cash commission equal to 12% of the gross proceeds from the sale of the Notes, and at the final closing of the Private Placement, the Broker will receive 7-year warrants to purchase an amount of Common Stock equal to 15% of the total gross proceeds received by the Company in the Private Placement, divided by 1.87 (the “Broker Warrants”). The Broker Warrants will have an exercise price equal to $1.87.

Conversion of Convertible Promissory Prior Notes

As previously disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on November 7, 2019 (the “Initial Form 8-K”), the Company entered into a Subscription Agreement with certain accredited investors (the “2019 Subscribers”), pursuant to which the Company, in a private placement, agreed to issue and sell to the 2019 Subscribers 13% convertible promissory notes (each, as amended from time to time, a “2019 Note” and collectively, the “2019 Notes”) and warrants to purchase shares of the Company’s Common Stock. Capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Initial Form 8-K.

On May 1, 2020, certain 2019 Subscribers elected to convert $160,714.28 of the outstanding principal and interest of the 2019 Notes into 118,894 Conversion Shares.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 3.02  Unregistered Sales of Equity Securities.

Pursuant to the Private Placement described in Item 1.01 above, which description is hereby incorporated by reference into this Item 3.02, the Company has agreed to sell the Notes and the Warrants issued in the Private Placement to the Subscribers, all of whom are accredited investors, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The Company will rely on this exemption from registration based in part on representations made by the Subscribers.  The net proceeds to the Company from the Private Placement will be used for general working capital.  The Notes, Warrants and Broker Warrants have not been and will not be registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements.

Additionally, as described more fully in Item 1.01, the Company issued Conversion Shares to certain 2019 Subscribers, all of whom are accredited investors, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Company is relying on this exemption from registration based in part on representations made by the 2019 Subscribers. The Conversion Shares have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements. Neither this Current Report on Form 8-K nor any exhibit attached hereto shall constitute an offer to sell or the solicitation of an offer to buy the Notes, the Warrants, the Broker Warrants, Conversion Shares, shares of Common Stock or any other securities of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

4.1	Form of Note
4.2	Form of Warrant
10.1	Form of Subscription Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROONE MEDICAL TECHNOLOGIES CORPORATION
Dated: May 1, 2020
	By:	/s/ David Rosa
David Rosa
Chief Executive Officer

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